UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2018

ALTERYX, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38034	90-0673106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3345 Michelson Drive, Suite 400, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(888) 836-4274

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01. Other Events.

On October 1, 2018, Alteryx, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K disclosing, among other things, that Mark Anderson was appointed to the Company’s Board of Directors (the “Board”), effective October 1, 2018. At the time of the appointment, the Board had not made a final determination regarding the committees of the Board to which Mr. Anderson would be appointed. On November 13, 2018, the Board appointed Mr. Anderson to the Compensation Committee of the Board, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERYX, INC.

Date: November 15, 2018	By:	/s/ Christopher M. Lal
	Name:	Christopher M. Lal
	Title:	Senior Vice President and General Counsel